                                                                     EXHIBIT 4.1

                          [FORM OF FLOATING RATE NOTE]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK ("DTC"), OR SUCH OTHER DEPOSITORY AS SPECIFIED BELOW (DTC OR SUCH OTHER DEPOSITORY BEING THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY THAT IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         [If this Note is an original issue discount Note, insert any applicable
          -----------------------------------------------
legends required by the Internal Revenue Code of 1986, as amended, or by Treasury regulations thereunder.]

CUSIP NO.                                                PRINCIPAL AMOUNT: $

REGISTERED NO. FLR -


                               UGI UTILITIES, INC.

                        GLOBAL SERIES C MEDIUM-TERM NOTE

                                  FLOATING RATE


INITIAL INTEREST                   ORIGINAL ISSUE DATE:           MATURITY DATE:
RATE:

INITIAL INTEREST                   BASE RATE:                     INTEREST RESET
PERIOD:                                                           PERIOD:

                              UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                 FLOATING RATE

INTEREST RESET              INTEREST PAYMENT               SPREAD:
DATES:                      SPREAD:

SPREAD MULTIPLIER:          INTEREST                       REGULAR RECORD DATE:
                            DETERMINATION
                            DATE:

                            MAXIMUM INTEREST               MINIMUM INTEREST
                            RATE:                          RATE:

SPREAD RESET:               SPREAD MULTIPLIER              AUTHORIZED
                            RESET:                         DENOMINATION:
                                                           $1,000 and increments
                                                           of $1,000 thereafter

AMORTIZING OR               INDEX MATURITY:                ORIGINAL ISSUE
INDEX NOTE:                                                DISCOUNT NOTE:

YIELD TO MATURITY:          INITIAL ACCRUAL                OID DEFAULT AMOUNT:
(Only applicable if         PERIOD OID                     (Only applicable if
Note issued at              COMPUTED UNDER                 Note issued at
original issue discount)    (__Approximate) (__Exact)      original issue
                            METHOD:                        discount)

ISSUE PRICE IF OTHER        REPAYMENT AT                   REDEMPTION AT OPTION
THAN THE FULL               OPTION OF HOLDER:              OF THE COMPANY:
PRINCIPAL AMOUNT:

CALCULATION AGENT           DEPOSITORY IF OTHER            PAYING AGENT IF OTHER
IF OTHER THAN               THAN DEPOSITORY                THAN WACHOVIA BANK,
WACHOVIA BANK,              TRUST COMPANY:                 NATIONAL ASSOCIATION:
NATIONAL ASSOCIATION:

OTHER PROVISIONS:

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

         UGI UTILITIES, INC., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above (except to the extent redeemed or repaid prior to the Maturity Date), at the office or agency of the Company maintained for that purpose in The City of Philadelphia, Pennsylvania, or at any of the Company's other offices, at the option of the Company, on the Maturity Date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day, and to pay interest, if any, daily, weekly, monthly, quarterly, semi-annually or annually as specified above under "Interest Reset Period," on the Interest Payment Dates specified above, commencing with the first such Interest Payment Date following the Original Issue Date specified above, and on the Maturity Date or date of redemption or repayment, if any, on said principal sum, at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof; provided, however, that if the Original Issue Date
                            --------  -------
occurs between a Regular Record Date, as defined below, and the related Interest Payment Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date, to the registered holder of this Note (the "Holder") on such succeeding Regular Record Date. Interest payable on this Note on any Interest Payment Date shall include interest accrued from and including the Original Issue Date, or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding the next Interest Payment Date or the Maturity Date, as the case may be; provided, however, that if the Interest Reset Period with respect to this
    --------  -------
Note is daily or weekly, interest payable on any Interest Payment Date shall include interest accrued from and including the Original Issue Date or from and excluding the Regular Record Date to which interest has been paid or duly provided for, as the case may be, to and including the Regular Record Date immediately preceding the applicable Interest Payment Date, or to, but excluding, the Maturity Date or date of redemption or repayment, as the case may be. Subject to certain exceptions provided in the Indenture referred to below, the interest so payable on any Interest Payment Date shall be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date, and interest payable on the Maturity Date or upon redemption or repayment shall be paid to the Person to whom said principal sum is payable. "Regular Record Date" shall mean, with respect to any Interest Payment Date, the date (whether or not a Business Day) 15 calendar days prior to such Interest Payment Date. "Business Day" shall mean, unless otherwise specified above, any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York; and (ii) if this Note is a LIBOR Note, any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

         Accrued interest on this Note shall be calculated by multiplying the principal amount of this Note (or, if this Note is an Indexed Note, the amount designated by the terms hereof) by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors computed for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places, without rounding) for each day in such period shall be computed by dividing the applicable interest rate by 360 (in the case of CD Rate Notes, CMT Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes) or by the actual number of days in the relevant year (in the case of Treasury Rate Notes).

         This Note may provide above for either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and (ii) a minimum limitation on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be applicable, the interest rate shall in no event be higher than the maximum rate permitted by applicable New York and United States Federal law.

         All percentages resulting from any calculation of the interest rate on this Note shall be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest one-hundredth of a dollar (with .005 of a dollar being rounded upward).

         Payments of interest, if any, shall be made by the Paying Agent to the Depository in immediately available funds in accordance with existing arrangements between the Paying Agent and the Depository; payments of principal of and interest, if any, on the Maturity Date shall be made by the Paying Agent by wire transfer in immediately available funds to an account specified by the Depository.

         The Company shall pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon payments shall be borne by the Holder in respect of which such payments are made.

         Any payment due on this Note on a day that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment; provided that, in the case of an Interest Payment Date with respect to a LIBOR Note, if such Business Day would fall in the succeeding calendar month, such payment shall be made on the Business Day immediately preceding such Interest Payment Date.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

     This Note is one of a duly authorized issue of Securities of the Company (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an indenture dated as of August 1, 1993 (hereinafter called the "Indenture"), duly executed and delivered by the Company and Wachovia Bank, National Association (formerly First Union National Bank and, prior to that, First Fidelity Bank, National Association), as Trustee (hereinafter, together with any successor trustee or trustees under the Indenture called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, obligations, duties and immunities thereunder of the Trustee, the Company, and the holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption or repayment provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as provided for or permitted by the Indenture. This Note is one of a series of the Securities offered on a periodic basis by the Company, which series is unlimited in aggregate principal amount, designated as the Series C Medium-Term Notes (the "Notes") of the Company. The Notes may mature at different times (but in all instances nine months or more from their respective dates of issue), bear interest, if any, at different rates, be redeemable at the option of the Company at different times or not at all, and be repayable at the option of the Holder at different times or not at all.

     The interest rate in effect from the Original Issue Date to but excluding the first Interest Reset Date shall be the Initial Interest Rate specified above. Subsequently, this Note shall bear interest for each Interest Reset Period at the interest rate determined by (i) adding to or subtracting from the Base Rate, the Spread specified above, if any, and/or (ii) multiplying the Base Rate by the Spread Multiplier specified above, if any, or (iii) any other specified Base Rate, in any case as specified above. The interest rate for an Interest Reset Period shall be the interest rate determined as of the immediately preceding Interest Determination Date. The "Interest Reset Period" pertaining to any Interest Reset Date is the period from and including such Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, or the Maturity Date, as the case may be. The "Interest Reset Date" means the date or dates as of which the interest rate shall be reset. The "Spread" is the number of basis points, and the "Spread Multiplier" is the percentage used to determine the interest rate. The Spread or Spread Multiplier may be subject to adjustment from time to time, if and to the extent specified above.

     One of the following Base Rates shall be applicable to this Note as indicated above: (i) the CD Rate ("CD Rate Notes"), (ii) the CMT Rate ("CMT Rate Notes"), (iii) the Commercial Paper Rate ("Commercial Paper Rate Notes"), (iv) the Federal Funds Rate ("Federal Funds Rate Notes"), (v) LIBOR ("LIBOR Notes"),
(vi) the Prime Rate ("Prime Rate Notes"), (vii) the Treasury Rate ("Treasury Rate Notes") or (viii) another Base Rate, as specified above.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

     The rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semiannually or annually, as specified above under Interest Reset Period (except that in all instances the interest rate for the ten days prior to the Maturity Date shall be the rate in effect on the tenth day prior to the Maturity Date); provided, however, that if an Interest Reset Date
                             --------  -------
would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next Business Day, except that, in the case of a LIBOR Note, if such Business Day would fall in the next calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

     The "Interest Determination Date" pertaining to an Interest Reset Period
(i) for CD Rate Notes, CMT Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes or Prime Rate Notes shall be the second Business Day preceding the relevant Interest Reset Date, (ii) for LIBOR Notes shall be the second London Banking Day preceding the relevant Interest Reset Date and (iii) for Treasury Rate Notes shall be the day of the week in which the relevant Interest Reset Date falls on which treasury bills of the applicable Index Maturity are auctioned. If, as the result of a legal holiday, a treasury bill auction is held on the Friday preceding the Interest Reset Date, such Friday shall be the Interest Determination Date.

     The "Calculation Date", where applicable, pertaining to an Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

     The "Calculation Agent" specified above has been appointed by the Company to calculate interest rates on this Note as specified above. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holder. Upon the request of any registered Holder or Beneficial Owner of this Note, the Calculation Agent for this Note shall provide, if determined, the interest rate then in effect and the interest rate that shall become effective on the next Interest Reset Date with respect to this Note.

     Determination of Interest Rate for CD Rate Notes. If the Base Rate specified above is "CD Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread and/or Spread Multiplier, if any, specified above. The "CD Rate"
                                                                   -------
means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the applicable Index Maturity, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)". If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

CD Rate will be the rate on that Interest Determination Date for negotiable certificates of deposit having the Index Maturity designated in the applicable pricing supplement as published by the Federal Reserve Bank of New York in its daily update of H.15(519) available through the world-wide web site of the Board of Governors of the Federal Reserve System at "http://www.federalreserve.gov/releases/H15/update" or any successor site or publication of the Board of Governors under the heading "Certificates of Deposit."

     If that rate is not yet published in either the H.15(519) or H.15 daily update by 3:00 p.m., New York City time, on the Calculation Date pertaining to an Interest Determination Date, the Calculation Agent will calculate the CD Rate on that Interest Determination Date. That rate will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date, for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity designated in the applicable pricing supplement in an amount that is representative for a single transaction in that market at that time as quoted by three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent. However, if the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to that Interest Determination Date will be the same as the CD Rate in effect for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate.

     CD Rate Notes, like other Notes, are not deposit obligations of a bank and are not insured by the Federal Deposit Insurance Corporation.

     Determination of Interest Rate for CMT Rate Notes. If the Base Rate specified above is the "CMT Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the CMT Rate and the Spread and/or Spread Multiplier, if any, specified above. The "CMT Rate" means, with respect to any Interest Determination Date, the following rate displayed on the Designated CMT Telerate Page under the heading ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Index
Maturity: if the designated CMT telerate page is telerate page 7051, the rate for the relevant Interest Determination Date; or if the designated CMT telerate page is telerate page 7052, the rate for the weekly or monthly average, as specified in the applicable pricing supplement, for the week that ends immediately before the week in which the relevant Interest Determination Date falls, or for the month that ends immediately before the month in which the relevant Interest Determination Date falls, as applicable. If the CMT Rate cannot be determined in this manner, the following procedures will apply: if the applicable rate described above is not displayed on the relevant designated CMT telerate page at 3:00 P.M., New York City time, on the relevant Calculation Date, then the CMT Rate will be the applicable treasury constant maturity rate described above - i.e., for the

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

designated CMT Index Maturity and for either the relevant Interest Determination Date or the weekly or monthly average, as applicable - as published in H.15(519); and if the applicable rate described above does not appear in H.15(519) at 3:00 P.M., New York City time, on the relevant Calculation Date, then the CMT Rate will be the treasury constant maturity rate, or other U.S. treasury rate, for the designated CMT Index Maturity and with reference to the relevant Interest Determination Date, that is published by the Board of Governors of the Federal Reserve System, or the U.S. Department of the Treasury, and that the Calculation Agent determines to be comparable to the applicable rate formerly displayed on the designated CMT telerate page and published in H.15(519). If the rate described in the prior sentence does not appear at 3:00 P.M., New York City time, on the relevant Calculation Date, then the CMT Rate will be the yield to maturity of the arithmetic mean of the following secondary market offered rates for the most recently issued treasury notes having an original maturity of approximately the designated CMT Index Maturity and a remaining term to maturity of not less than the designated CMT Index Maturity minus one year, and in a representative amount: the offered rates, as of approximately 3:30 P.M., New York City time, on the relevant Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the Calculation Agent. In selecting these offered rates, the Calculation Agent will request quotations from five of these primary dealers and will disregard the highest quotation - or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest. If the Calculation Agent is unable to obtain three quotations of the kind described in the prior two sentences, the CMT Rate will be the yield to maturity of the arithmetic mean of the following secondary market offered rates for treasury notes with an original maturity longer than the designated CMT Index Maturity, with a remaining term to maturity closest to the designated CMT Index Maturity and in a representative amount: the offered rates, as of approximately 3:30 P.M., New York City time, on the relevant Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the Calculation Agent. In selecting these offered rates, the Calculation Agent will request quotations from five of these primary dealers and will disregard the highest quotation - or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest. If two treasury notes with an original maturity longer than the designated CMT Index Maturity have remaining terms to maturity that are equally close to the designated CMT Index Maturity, the Calculation Agent will obtain quotations for the treasury note with the shorter remaining term to the Maturity Date. If fewer than five but more than two of these primary dealers are quoting as described in the prior three sentences, then the CMT Rate for the relevant Interest Determination Date will be based on the arithmetic mean of the offered rates so obtained, and neither the highest nor the lowest of those quotations will be disregarded. If two or fewer primary dealers selected by the Calculation Agent are quoting as described above, the CMT Rate in effect for the new Interest Reset Period will be the CMT Rate in effect for the prior Interest Reset Period. If the initial Base Rate has been in effect for the prior Interest Period, however, it will remain in effect for the new Interest Reset Period.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

     Determination of Interest Rate for Commercial Paper Rate Notes. If the Base Rate specified above is "Commercial Paper Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread and/or Spread Multiplier, if any, specified above. The "Commercial Paper Rate" means, with respect to any Interest
                      ---------------------
Determination Date, the Money Market Yield on such Interest Determination Date of the rate for commercial paper having the applicable Index Maturity, as published in H.15(519) under the heading "Commercial Paper - Non-Financial". In the event that the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on the Interest Determination Date for commercial paper of the specified Index Maturity as published in the H.15 daily update under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively).

     If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet available in either the H.15(519) or H.15 daily update, then the Calculation Agent will calculate the Commercial Paper Rate on that Interest Determination Date, which will be the Money Market Yield corresponding to the arithmetic mean of the offered rates as of approximately 11:00 a.m., New York City time, on that Interest Determination Date for commercial paper of the specified Index Maturity placed for a non-financial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency as quoted by three leading dealers of commercial paper in The City of New York selected by the Calculation Agent. However, if the dealers selected by the Calculation Agent are not quoting offered rates as set forth above, the Commercial Paper Rate with respect to that Interest Determination Date will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate.

     "Money Market Yield" will be a yield (expressed as a percentage) calculated in accordance with the following formula:

     Money Market Yield =                  Dx360       x100
                                  --------------------
                                       360 - (DxM)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which interest is being calculated.

     Determination of Interest Rate for Federal Funds Rate Notes. If the Base Rate specified above is "Federal Funds Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread and/or Spread

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

Multiplier, if any, specified above. The "Federal Funds Rate" means, with
                                          ------------------
respect to any Interest Determination Date, the rate on such date for federal funds, as published in H.15(519) under the heading "Federal Funds (effective)". If not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in the H.15 daily update under the heading "Federal Funds (effective)."

         If that rate is not published in either the H.15(519) or H.15 daily update by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Calculation Agent will calculate the Federal Funds Rate for that Interest Determination Date, which will be the arithmetic mean of the rates for the last transaction in overnight United States dollar Federal Funds as of 9:00 a.m., New York City time, on that Interest Determination Date arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent. However, if the brokers selected by the Calculation Agent are not quoting as set forth above, the Federal Funds Rate with respect to that Interest Determination Date will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate.

         Determination of Interest Rate for LIBOR Notes. If the Base Rate specified above is "LIBOR Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified above. "LIBOR" means, with
                                                       -----
respect to any Interest Determination Date, the rate for deposits in the London interbank market in U.S. dollars having the Index Maturity designated in the applicable pricing supplement, commencing on the second London business day immediately following that Interest Determination Date, that appears on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears on the Designated LIBOR Page, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in the following paragraph.

         With respect to an Interest Determination Date relating to a LIBOR Note to which the last sentence of the previous paragraph applies, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars having the Index Maturity designated in the applicable pricing supplement commencing on the second London business day immediately following that Interest Determination Date to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two such quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

of those quotations. If fewer than two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., or any other time specified in the applicable pricing supplement, in The City of New York, on that Interest Determination Date for loans made in U.S. dollars to leading European banks having the Index Maturity designated in the applicable pricing supplement commencing on the second London business day immediately following that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time by three major banks in The City of New York selected by the Calculation Agent. However, if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to that Interest Determination Date will be the same as LIBOR in effect for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate.

         "Designated LIBOR Page" means the display on page 3750, or any other page specified in the applicable pricing supplement, of the Dow Jones Telerate Service for the purpose of displaying the London interbank offered rates of major banks for U.S. dollars, or any other page that may replace that page on that service for the purpose of displaying those rates.

         Determination of Interest Rate for Prime Rate Notes. If the Base Rate specified above is "Prime Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any, specified above. The "Prime
                                                                       -----
Rate" means, with respect to any Interest Determination Date, the rate set forth
----
in H.15(519) for that date opposite the caption "Bank Prime Loan." If that rate is not yet published by 9:00 a.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the Prime Rate for that Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank named on the Reuters Screen USPRIME1 Page, as defined below, as that bank's prime rate or base lending rate as in effect for that Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on that Interest Determination Date. If fewer than four of these rates appear on the Reuters Screen USPRIME1 Page for that Interest Determination Date, the rate will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent from which quotations are requested. If fewer than two quotations are provided, the Calculation Agent will calculate the Prime Rate, which will be the arithmetic mean of the prime rates in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, in each case having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to quote prime rates. "Reuters Screen USPRIME1 Page" means the display designated as the "USPRIME1" page on the Reuters Monitor Money

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                  FLOATING RATE

Rates Service, or any other page that may replace the USPRIME1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

         Determination of Interest Rate for Treasury Rate Notes. If the Base Rate specified above is "Treasury Rate," this Note shall bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread and/or Spread Multiplier, if any, specified above. The "Treasury Rate" means, with respect to any Interest Determination Date, the
     -------------
rate applicable to the most recent auction of direct obligations of the United States, which we refer to as Treasury bills, having the Index Maturity designated in the applicable pricing supplement, as published in H.15(519) under the heading "Treasury Bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date, the auction average rate on that interest determination date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity designated in the applicable pricing supplement are not published or reported as provided above by 3:00 p.m., New York City time, on the Calculation Date or if no auction is held in a particular week, then the Treasury Rate will be the rate as published in H.15(519) under the heading "Treasury Bills-secondary market," or any successor publication or heading. In the event that rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will calculate the Treasury Rate, which will be a yield to Maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) calculated using the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on that Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining Maturity closest to the Index Maturity designated in the applicable pricing supplement. However, if the dealers selected by the Calculation Agent are not quoting bid rates as mentioned in the previous sentence, the Treasury rate with respect to the Interest Determination Date will be the same as the Treasury rate in effect for the immediately preceding Interest Reset Period. If there was no preceding Interest Reset Period, the rate of interest will be the Initial Interest Rate.

         If this Note is sold at a discount to the Principal Amount (referred to as an "original issue discount note"), upon redemption or repayment (except in the case of an Event of Default as set forth below) of this Note there shall be payable in lieu of the Principal Amount, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount," shall be equal to (a) the Issue Price, as specified above, plus (b) the portion of the difference between the Issue Price and the Principal Amount of this Note that has accrued at the Yield to Maturity specified above (computed in accordance with generally accepted United States bond yield computation principles)

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

at the date as of which such Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the Principal Amount.

         Amortizing Notes are Notes as to which all or a portion of the principal amount is payable prior to the Maturity Date in accordance with a schedule, by application of a formula, or by reference to an Index. If this Note is an Amortizing Note, the terms and conditions, including the terms for payment hereof, shall be specified above.

         Indexed Notes are Notes as to which all or certain interest payments ("Indexed Rate Notes") and/or the principal amount payable at Maturity ("Indexed Principal Notes") are determined by reference to the price or prices of specified commodities or stocks, or any other financial, economic or other measures or instruments, including the occurrence or non-occurrence of any event or circumstance that may be specified in the Note (each such price or any other financial, economic or other measure or instrument as are specified above being an "Index"). If this Note is an Indexed Note, as specified above, a description of the Index used in any determination of interest and/or principal payments, and the method or formula by which interest or principal payments or both shall be determined by reference to such Index, is specified above.

         If this Note is an Indexed Note, and if the determination of the Index specified above is calculated or announced by a third party (which may be Wachovia Bank, National Association) and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with the policies in effect at the time the related Indexed Note was issued and with permitted changes described above), then such Index shall be calculated for purposes of this Note by another third party (which may be Wachovia Bank, National Association) selected by the Company, subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then any indexed interest payments or indexed principal amount payable with respect to this Note shall be calculated in the manner specified above. All determinations of such third party shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holder.

         This Note indicates either (i) that such Note cannot be redeemed prior to its Maturity Date or (ii) that such Note shall be redeemable, in whole or in part, at the option of the Company on a specified date or dates prior to such Maturity Date, at a price or prices specified above, together with interest accrued to the date of redemption. If this Note is redeemable prior to Maturity, the Company may redeem this Note either in whole or from time to time in part by mailing notice to the Holder of such redemption by first class mail at least 30 days and not more than 60 days prior to the date fixed for redemption. If fewer than all of the Notes of like terms are to be redeemed, the

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         This Note indicates either (i) that this Note cannot be repaid at the option of the Holder prior to the Maturity Date or (ii) that this Note shall be repayable at the option of the Holder on a date or dates specified prior to the Maturity Date, at a price or prices specified above, together with interest accrued to the date of repayment.

         In order for this Note to be repaid at the option of the Holder, the Company must receive, at least 30 days but not more than 45 days prior to the repayment date, this Note with the form entitled "Option to Elect Repayment" hereon duly completed. Exercise of the repayment option by the Holder shall be irrevocable, except as otherwise described above. The repayment option may be exercised by the Holder for less than the aggregate principal amount of the Note then outstanding, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination.

         The Depository's nominee will be the Holder and therefore will be the only entity that can exercise a right of repayment. In order to ensure that the Depository's nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a Global Note, the beneficial owner ("Beneficial Owner") of such interest must instruct the broker or other participant through which it holds a beneficial interest in such Global Note to notify the Depository of its desire to exercise a right to repayment. Each Beneficial Owner should consult the broker or other participant through which it holds a beneficial interest in this Note in order to ascertain the deadline by which such an instruction must be given in order for notice to be timely delivered by such broker or other participant to the Depository.

         The Notes are issuable in global or definitive registered form without coupons in the denominations indicated above. Upon due presentment for registration of transfer of this Note at the principal office of the Trustee, a new Note or Notes in an equal aggregate principal amount and like interest rate and Maturity Date shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company may at any time purchase Notes at any price or prices in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, surrendered to the Trustee for cancellation.

         In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         With respect to an original issue discount Note, if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner specified under "OID Default Amount" above.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times and at the rate herein prescribed.

         The Company, the Trustee, and any agent of the Company or the Trustee may deem and treat the Holder as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purposes of receiving payment of or on account of the principal hereof and, subject to the provisions above, interest hereon, and for all purposes, and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Note or for any claims based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 51% in aggregate principal amount of the Securities at the time outstanding of all series to be affected thereby (voting as one class). The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of all of the Securities of each affected series at the time outstanding, on behalf of all holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder shall be conclusive and binding upon the Holder and upon all future Holders and of any Security issued upon the registration of transfer hereof or in

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Security of this series shall have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of default and the continuance thereof, the holders of not less than 25% in aggregate principal amount of the Securities of this series then outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as trustee thereunder and offered the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have received from the holders of a majority in principal amount of the outstanding Securities of this series a direction inconsistent with such request, and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such
                                                    --------  -------
limitations do not apply to a suit instituted by the Holder for the enforcement of a payment of principal or interest on this Note on or after the respective due dates expressed herein.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture referred to below.

                              UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                 FLOATING RATE

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                       UGI UTILITIES, INC.


                                       By: _____________________________________
                                           Vice President



                                           _____________________________________
                                           Secretary or Assistant Secretary

                                                        [SEAL]

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION:

This is one of the
Securities of the series
designated herein and
referred to in the within-
mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

By: _____________________________
Authorized Officer

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHTS


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the amount referred to therein, together with interest to the repayment date, to the undersigned, at

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_____________. (Please print or typewrite name and address of the undersigned)

         For this Option to Elect Repayment to be effective, the Company must receive at the address of the Paying Agent specified therein or at such other place or places of which the Company shall from time to time notify the holder of the within Note (the "Holder"), at least 30 days but not more than 45 days, or if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, this Note, with this "Option to Elect Repayment" form duly completed.

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an Authorized Denomination) which the Holder elects to have repaid: ______________________; and specify the denomination or denominations (which shall be an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid): ______________________________.


Date:____________________

By:______________________

                                     NOTICE

The signature to this Option to Elect Repayment must correspond with the name as written upon the Note in every particular without alteration or enlargement or any other change whatsoever.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --   as tenants in common
TEN ENT  --   as tenants by the entireties
JT TEN   --   as joint tenants with right of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT -- ______________ Custodian___________
                     (Cust)                    (Minor)
         Under Uniform Gifts to Minors Act
         _________________________________
                     (State)

         Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

________________________________________________________________________________

________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
the within Note of UGI UTILITIES, INC. and does hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________

attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Date:____________________

By:______________________


                                     NOTICE

The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                            [FORM OF FIXED RATE NOTE]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, 55 WATER STREET, NEW YORK, NEW YORK ("DTC"), OR SUCH OTHER DEPOSITORY AS SPECIFIED BELOW (DTC OR SUCH OTHER DEPOSITORY BEING THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY THAT IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [If this Note is an original issue discount Note, insert any applicable
      -----------------------------------------------
legends required by the Internal Revenue Code of 1986, as amended, or by Treasury regulations thereunder.]

CUSIP NO.                      PRINCIPAL AMOUNT: $

REGISTERED NO. FXR-

                               UGI UTILITIES, INC.

                        GLOBAL SERIES C MEDIUM-TERM NOTE

                                   FIXED RATE

INTEREST RATE PER ANNUM:       ORIGINAL ISSUE DATE:         MATURITY DATE:

INTEREST PAYMENT DATES         ISSUE PRICE (if other        MATURITY EXTENDABLE:
(if other than May 15 and      than the full Principal
November 15):                  Amount):
                                                            FINAL MATURITY DATE:

ORIGINAL ISSUE DISCOUNT        YIELD TO MATURITY (only      AMORTIZING NOTE:

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

NOTE:                          applicable if Note issued at
                               original issue discount):

OID DEFAULT AMOUNT (only       DENOMINATION: $1,000 and  INITIAL ACCRUAL PERIOD
applicable if Note issued at   increments of $1,000      OID COMPUTED UNDER
original issuance discount):   thereafter                ( Approximate) ( Exact)
                                                         METHOD:

REDEMPTION AT OPTION OF        OTHER PROVISIONS:         REPAYMENT AT OPTION OF
COMPANY:                                                 HOLDER:

PAYING AGENT (if other than                              DEPOSITORY (if other
Wachovia Bank, National                                  than Wachovia Bank,
Association):                                            National Association;
                                                         only applicable if
                                                         Note is a Global Note):

         UGI UTILITIES, INC., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum specified above (except to the extent redeemed or repaid prior to the Maturity Date), at the office or agency of the Company maintained for that purpose in The City of Philadelphia, Pennsylvania, or at any of the Company's other offices, at the option of the Company, on the Maturity Date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day, and to pay interest on said principal sum, if any, at the Interest Rate Per Annum (computed on the basis of a 360-day year of twelve 30-day months) shown above as such Interest Rate Per Annum may be modified above in accordance with the Interest Rate Reset or otherwise, semiannually on each May 15 and November 15 of each year (unless other Interest Payment Dates are set forth above) (each, an "Interest Payment Date") until payment of said principal sum has been made or duly provided for. Each payment of interest shall include interest accrued from and including the Original Issue Date or the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding the next Interest Payment Date or the Maturity Date, as the case may be; provided, however, that if the Original Issue Date occurs between a Regular Record Date, as defined below, and the related Interest Payment Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date, to the registered holder of this Note (the "Holder") on such succeeding Regular Record Date. Subject to certain exceptions provided in the Indenture referred to below, the interest so payable on any Interest Payment Date shall be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date, and interest payable on the Maturity Date or upon redemption or repayment shall be paid to the Person to whom said principal sum is payable. "Regular Record Date" shall mean, with respect to any Interest Payment Date, the first calendar day (whether or not a Business Day) of the month in which such Interest Payment Date occurs. "Business Day" shall mean any day, other than Saturday or Sunday, that is not a day on which banking institutions are authorized or

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

required by law or regulation to be closed in The City of New York.

         Payments of interest, if any, shall be made by the Paying Agent to the Depository in immediately available funds in accordance with existing arrangements between the Paying Agent and the Depository; payments of principal of and interest, if any, on the Maturity Date shall be made by the Paying Agent by wire transfer in immediately available funds to an account specified by the Depository.

         The Company shall pay any administrative costs imposed by banks in connection with making payments in immediately available funds, but any tax, assessment or governmental charge imposed upon payments shall be borne by the Holder in respect of which such payments are made.

         Any payment due on this Note on a day that is not a Business Day shall be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

         This Note is one of a duly authorized issue of securities of the Company (hereinafter called the "Securities"), all issued or to be issued under and pursuant to an indenture dated as of August 1, 1993 (hereinafter called the "Indenture"), duly executed and delivered by the Company and Wachovia Bank, National Association, (formerly, First Union National Bank, and prior to that, First Fidelity Bank, National Association), as Trustee (hereinafter, together with any successor trustee or trustees under the Indenture called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, obligations, duties and immunities thereunder of the Trustee, the Company, and the holders of the Securities. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different extension, redemption or repayment provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, and may otherwise vary as provided for or permitted by the Indenture. This Note is one of a series of the Securities offered on a periodic basis by the Company, which series is unlimited in aggregate principal amount, designated as the Series C Medium-Term Notes (the "Notes") of the Company. The Notes may mature at different times (but in all instances nine months or more from their respective dates of issue), bear interest, if any, at different rates, be redeemable at the option of the Company at different times or not at all, and be repayable at the option of the Holder at different times or not at all. In addition, the Company may be permitted to extend the maturity of the Notes, but not beyond the Final Maturity Date.

         If this Note is sold at a discount to the Principal Amount (referred to as an "original issue discount Note"), upon redemption or repayment (except in the case of an Event of Default as set forth below) of this Note there shall be payable in lieu of the Principal Amount, an amount equal to the Amortized Face Amount of this Note. The "Amortized Face Amount," shall be equal to (a) the Issue Price, as specified above, plus (b) the portion of the difference between the Issue Price and the Principal Amount of this Note that has accrued at the Yield to Maturity specified above (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which such Amortized Face Amount is calculated, but in no event

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

shall the Amortized Face Amount exceed the Principal Amount.

         Amortizing Notes are Notes as to which all or a portion of the principal amount is payable prior to the Maturity Date in accordance with a schedule, by application of a formula, or by reference to an Index. If this Note is an Amortizing Note, the terms and conditions, including the terms for payment hereof, shall be specified above.

         This Note indicates either (i) that such Note cannot be redeemed prior to its Maturity Date or (ii) that such Note shall be redeemable, in whole or in part, at the option of the Company on a specified date or dates prior to such Maturity Date, at a price or prices specified above, together with interest accrued to the date of redemption. If this Note is redeemable prior to Maturity, the Company may redeem this Note either in whole or from time to time in part by mailing notice to the Holder of such redemption by first class mail at least 30 days and not more than 60 days prior to the date fixed for redemption. If fewer than all of the Notes of like terms are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

         This Note indicates either (i) that this Note cannot be repaid at the option of the Holder prior to the Maturity Date or (ii) that this Note shall be repayable at the option of the Holder on a date or dates specified prior to the Maturity Date, at a price or prices specified above, together with interest accrued to the date of repayment.

         In order for this Note to be repaid at the option of the Holder, the Company must receive, at least 30 days but not more than 45 days prior to the repayment date, this Note with the form entitled "Option to Elect Repayment" hereon duly completed. Exercise of the repayment option by the Holder shall be irrevocable, except as otherwise described above. The repayment option may be exercised by the Holder for less than the aggregate principal amount of the Note then outstanding, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination.

         The Depository's nominee will be the Holder and therefore will be the only entity that can exercise a right of repayment. In order to ensure that the Depository's nominee will timely exercise a right to repayment with respect to a particular beneficial interest in a Global Note, the beneficial owner ("Beneficial Owner") of such interest must instruct the broker or other participant through which it holds a beneficial interest in such Global Note to notify the Depository of its desire to exercise a right to repayment. Each Beneficial Owner should consult the broker or other participant through which it holds a beneficial interest in this Note in order to ascertain the deadline by which such an instruction must be given in order for notice to be timely delivered by such broker or other participant to the Depository.

         This Note is issuable in global or definitive registered form without coupons in the denominations indicated above. Upon due presentment for registration of transfer of this Note at the principal office of the Trustee, a new Note or Notes in an equal aggregate principal amount and like interest rate and Maturity Date shall be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

         The Company may at any time purchase Notes at any price or prices in the open market or otherwise. Notes so purchased by the Company may be held or resold or, at the discretion of the Company, surrendered to the Trustee for cancellation.

         In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         With respect to an original issue discount Note, if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner specified under "OID Default Amount" above.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times and at the rate herein prescribed.

         The Company, the Trustee, and any agent of the Company or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purposes of receiving payment of or on account of the principal hereof and, subject to the provisions above, interest hereon, and for all purposes, and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Note or for any claims based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liabilities being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 51% in aggregate principal amount of the Securities at the time outstanding of all series to be affected thereby (voting as one class). The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of all of the Securities of each affected series at the time outstanding, on behalf of all holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder shall be conclusive and binding upon the Holder and upon all future holders of any Security issued upon the registration

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Security of this series shall have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of default and the continuance thereof, the holders of not less than 25% in aggregate principal amount of the Securities of this series then outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as trustee thereunder and offered the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have received from the holders of a majority in principal amount of the outstanding Securities of this series a direction inconsistent with such request, and the Trustee shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder for the enforcement of a payment of principal or interest on this Note on or after the respective due dates expressed herein.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture referred to below.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                UGI UTILITIES, INC.

                                                By:_____________________________
                                                Vice President

                                                ________________________________
                                                Secretary or Assistant Secretary

                                                [Seal]

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION:

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

This is one of the Securities of the series designated herein and referred to in the within- mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By:___________________________
Authorized Officer

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                         ELECTS TO EXERCISE SUCH RIGHTS

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the amount referred to therein, together with interest to the repayment date, to the undersigned, at __________________________________
________________________________________________________________________________
(Please print or typewrite name and address of the undersigned)

         For this Option to Elect Repayment to be effective, the Company must receive at the address of the Paying Agent specified therein or at such other place or places of which the Company shall from time to time notify the holder of the within Note (the "Holder"), at least 30 days but not more than 45 days, or if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, this Note, with this "Option to Elect Repayment" form duly completed.

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an Authorized Denomination) which the Holder elects to have repaid: ______________________; and specify the denomination or denominations (which shall be an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid): _________________

Date:    __________

By:      __________________________________

                                     NOTICE

The signature to this Option to Elect Repayment must correspond with the name as written upon the Note in every particular without alteration or enlargement or any other change whatsoever.

                               UGI UTILITIES, INC.
                        GLOBAL SERIES C MEDIUM-TERM NOTE
                                   FIXED RATE

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as  tenants in common

UNIF GIFT MIN ACT -- ______________Custodian___________
                         (Cust)               (Minor)

         Under Uniform Gifts to Minors Act

         _________________________________
                  (State)

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

________________________________________________________________________________
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
the within Note of UGI UTILITIES, INC. and does hereby irrevocably constitute and appoint
________________________________________________________________________________
________________________________________________________________________________
attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

DATED: ________________

By: ___________________

                                     NOTICE

The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.